UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2010

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a vote of Security Holders.

On December 10, 2010, ThermoGenesis Corp. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”) to vote on the following matters:

1. To elect six (6) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

			Broker
Election of Directors	For	Withhold	Non Votes
Hubert E. Huckel, M.D.	3,700,349	81,265	7,638,203
David W. Carter	3,697,295	84,319	7,638,203
Patrick J. McEnany	3,658,968	122,646	7,638,203
Craig W. Moore	3,704,078	77,536	7,638,203
Mahendra R. Rao M.D., Ph.D.	3,705,645	75,969	7,638,203
J. Melville Engle	3,747,749	33,865	7,638,203

2. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

For	Against	Abstain
11,315,910	77,423	26,484

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

December 14, 2010	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: CFO & EVP, Business Development